                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney

                        (Houston Industries Incorporated
                       Stock Plan for Outside Directors)


                 WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-8 (the "Registration Statement"), with such amendments to each such Registration Statement as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement, in connection with the registration of shares of common stock, without par value, of the Company and the preference purchase rights appurtenant thereto, to be issued to employees of the Company or its subsidiaries in connection with the Houston Industries Incorporated Stock Plan for Outside Directors.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and Stephen W. Naeve and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments thereto, as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of May, 1996.



                                                   /s/ James A. Baker III
                                                   James A. Baker III

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney

                        (Houston Industries Incorporated
                       Stock Plan for Outside Directors)


                 WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-8 (the "Registration Statement"), with such amendments to each such Registration Statement as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement, in connection with the registration of shares of common stock, without par value, of the Company and the preference purchase rights appurtenant thereto, to be issued to employees of the Company or its subsidiaries in connection with the Houston Industries Incorporated Stock Plan for Outside Directors.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and Stephen W. Naeve and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments thereto, as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 22nd day of May, 1996.



                                                   /s/ Richard E. Balzhiser
                                                   Richard E. Balzhiser

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney

                        (Houston Industries Incorporated
                       Stock Plan for Outside Directors)


                 WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-8 (the "Registration Statement"), with such amendments to each such Registration Statement as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement, in connection with the registration of shares of common stock, without par value, of the Company and the preference purchase rights appurtenant thereto, to be issued to employees of the Company or its subsidiaries in connection with the Houston Industries Incorporated Stock Plan for Outside Directors.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and Stephen W. Naeve and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments thereto, as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 22nd day of May, 1996.



                                                   /s/ Milton Carroll
                                                   Milton Carroll

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney

                        (Houston Industries Incorporated
                       Stock Plan for Outside Directors)


                 WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-8 (the "Registration Statement"), with such amendments to each such Registration Statement as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement, in connection with the registration of shares of common stock, without par value, of the Company and the preference purchase rights appurtenant thereto, to be issued to employees of the Company or its subsidiaries in connection with the Houston Industries Incorporated Stock Plan for Outside Directors.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and Stephen W. Naeve, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments thereto, as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 22nd day of May, 1996.



                                                   /s/ John T. Cater
                                                   John T. Cater

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney

                        (Houston Industries Incorporated
                       Stock Plan for Outside Directors)


                 WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-8 (the "Registration Statement"), with such amendments to each such Registration Statement as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement, in connection with the registration of shares of common stock, without par value, of the Company and the preference purchase rights appurtenant thereto, to be issued to employees of the Company or its subsidiaries in connection with the Houston Industries Incorporated Stock Plan for Outside Directors.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and Stephen W. Naeve, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments thereto, as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of May, 1996.



                                                   /s/ Robert J. Cruikshank
                                                   Robert J. Cruikshank

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney

                        (Houston Industries Incorporated
                       Stock Plan for Outside Directors)


                 WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-8 (the "Registration Statement"), with such amendments to each such Registration Statement as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement, in connection with the registration of shares of common stock, without par value, of the Company and the preference purchase rights appurtenant thereto, to be issued to employees of the Company or its subsidiaries in connection with the Houston Industries Incorporated Stock Plan for Outside Directors.

                 NOW, THEREFORE, the undersigned in her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and Stephen W. Naeve, and each of them severally, her true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in her name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments thereto, as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 22nd day of May, 1996.



                                                   /s/ Linnet F. Deily
                                                   Linnet F. Deily

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney

                        (Houston Industries Incorporated
                       Stock Plan for Outside Directors)


                 WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-8 (the "Registration Statement"), with such amendments to each such Registration Statement as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement, in connection with the registration of shares of common stock, without par value, of the Company and the preference purchase rights appurtenant thereto, to be issued to employees of the Company or its subsidiaries in connection with the Houston Industries Incorporated Stock Plan for Outside Directors.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and Stephen W. Naeve, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments thereto, as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 22nd day of May, 1996.



                                                   /s/ Lee W. Hogan
                                                   Lee W. Hogan

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney

                        (Houston Industries Incorporated
                       Stock Plan for Outside Directors)


                 WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-8 (the "Registration Statement"), with such amendments to each such Registration Statement as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement, in connection with the registration of shares of common stock, without par value, of the Company and the preference purchase rights appurtenant thereto, to be issued to employees of the Company or its subsidiaries in connection with the Houston Industries Incorporated Stock Plan for Outside Directors.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and Stephen W. Naeve, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments thereto, as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 22nd day of May, 1996.



                                                   /s/ Howard W. Horne
                                                   Howard W. Horne

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney

                        (Houston Industries Incorporated
                       Stock Plan for Outside Directors)


                 WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-8 (the "Registration Statement"), with such amendments to each such Registration Statement as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement, in connection with the registration of shares of common stock, without par value, of the Company and the preference purchase rights appurtenant thereto, to be issued to employees of the Company or its subsidiaries in connection with the Houston Industries Incorporated Stock Plan for Outside Directors.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and Stephen W. Naeve and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments thereto, as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 22nd day of May, 1996.



                                                   /s/ R. Steve Letbetter
                                                   R. Steve Letbetter

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney

                        (Houston Industries Incorporated
                       Stock Plan for Outside Directors)


                 WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-8 (the "Registration Statement"), with such amendments to each such Registration Statement as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement, in connection with the registration of shares of common stock, without par value, of the Company and the preference purchase rights appurtenant thereto, to be issued to employees of the Company or its subsidiaries in connection with the Houston Industries Incorporated Stock Plan for Outside Directors.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and Stephen W. Naeve, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments thereto, as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 22nd day of May, 1996.



                                                   /s/ Alexander F. Schilt
                                                   Alexander F. Schilt

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney

                        (Houston Industries Incorporated
                       Stock Plan for Outside Directors)


                 WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-8 (the "Registration Statement"), with such amendments to each such Registration Statement as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement, in connection with the registration of shares of common stock, without par value, of the Company and the preference purchase rights appurtenant thereto, to be issued to employees of the Company or its subsidiaries in connection with the Houston Industries Incorporated Stock Plan for Outside Directors.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and Stephen W. Naeve, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments thereto, as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 22nd day of May, 1996.



                                                   /s/ Kenneth L. Schnitzer, Sr.
                                                   Kenneth L. Schnitzer, Sr.

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney

                        (Houston Industries Incorporated
                       Stock Plan for Outside Directors)


                 WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-8 (the "Registration Statement"), with such amendments to each such Registration Statement as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement, in connection with the registration of shares of common stock, without par value, of the Company and the preference purchase rights appurtenant thereto, to be issued to employees of the Company or its subsidiaries in connection with the Houston Industries Incorporated Stock Plan for Outside Directors.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and Stephen W. Naeve, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments thereto, as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 22nd day of May, 1996.



                                                   /s/ Jack T. Trotter
                                                   Jack T. Trotter

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney

                        (Houston Industries Incorporated
                       Stock Plan for Outside Directors)


                 WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-8 (the "Registration Statement"), with such amendments to each such Registration Statement as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement, in connection with the registration of shares of common stock, without par value, of the Company and the preference purchase rights appurtenant thereto, to be issued to employees of the Company or its subsidiaries in connection with the Houston Industries Incorporated Stock Plan for Outside Directors.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and Stephen W. Naeve, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments thereto, as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 22nd day of May, 1996.



                                                   /s/ Bertram Wolfe
                                                   Bertram Wolfe